UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event

Reported):
June 1, 2021

Cal-Maine Foods, Inc.
(Exact name of registrant as specified

in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200

Ridgeland
,
MS
39157
(Address of principal executive offices

(zip code))

601
-
948-6813
(Registrant’s telephone number, including

area code)

Check the appropriate box below if the Form

8-K filing is intended to simultaneously

satisfy the filing obligation of the
registrant under any of the following

provisions (see General Instruction

A.2 below):

☐

Written communications pursuant

to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to

Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications

pursuant to Rule 14d-2(b) under

the Exchange Act (17

CFR 240.14d-2(b))
☐

Pre-commencement communications

pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR

240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market

Indicate by check mark whether

the registrant is an emerging growth

company as defined in Rule 405 of

the Securities Act of
1933 (§230.405 of this chapter) or Rule

12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this

chapter).

Emerging growth company
☐

If an emerging growth company, indicate

by check mark if the registrant

has elected not to use the extended

transition period
for complying with any new or revised

financial accounting standards provided

pursuant to Section 13(a) of

the Exchange
Act.
☐

Item 8.01.

Other Events

On June

1,

2021,

Cal-Maine

Foods,

Inc.

(the

“Company”) issued

a

press

release

announcing

it

has

closed

the
previously announced to

acquisition to

acquire Rose

Acre Farms, Inc.’s

50% membership

interest in Red

River Valley
Egg Farm, LLC. The acquisition will bring

the Company’s total ownership to 100%.

A copy of

the Company’s press
release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on June 1, 2021
104
Cover Page Interactive Data File, (embedded

within the Inline XBRL

document)

SIGNATURES

Pursuant to the requirements for the Securities

Exchange Act

of 1934, the registrant has duly caused

this report to be signed on
its behalf by the undersigned hereunto duly

authorized.

CAL-MAINE FOODS, INC.
Date: June 1, 2021
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief

Financial Officer